UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2025, the Board of Directors (the “Board”) of VisionWave Holdings, Inc. (the “Company”) adopted the Company’s 2025 Omnibus Equity Incentive Plan (the “Plan”), which authorizes the issuance of up to 7,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Plan is subject to approval by the Company’s shareholders within twelve (12) months of the Board’s adoption date. If shareholder approval is obtained, the Plan will become effective as of August 5, 2025. The Plan provides for the grant of various equity-based awards, including non-qualified stock options, incentive stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance unit awards, unrestricted stock awards, distribution equivalent rights, or any combination thereof. The Plan is intended to assist the Company in attracting, retaining, and incentivizing key management employees, directors, and consultants, and to align their interests with those of the Company’s shareholders.

A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan.

On August 6, 2025, the Company entered into employment agreements (each, an “Employment Agreement”) with Douglas Davis, as Executive Chairman, Noam Kenig, as Chief Executive Officer, and Danny Rittman, as Chief Technology Officer (collectively, the “Executives”). Each Employment Agreement has an initial term of three (3) years, commencing on August 6, 2025, and is subject to automatic one-year renewals thereafter unless terminated by either party with at least thirty (30) days’ prior written notice.

Under the Employment Agreements:

●	Mr. Davis and Mr. Kenig will each receive an initial base salary of $150,000 per year, increasing to $300,000 upon the Company achieving $3,000,000 in revenue during any ninety (90)-day period, and further increasing to $600,000 upon achieving $6,000,000 in revenue during any ninety (90)-day period, with subsequent adjustments to fair market rates.

●	Mr. Rittman will receive an initial base salary of $120,000 per year, increasing to $240,000 upon the Company achieving $3,000,000 in revenue during any ninety (90)-day period, and further increasing to $360,000 upon achieving $6,000,000 in revenue during any ninety (90)-day period, with subsequent adjustments to fair market rates.

●	Mr. Davis and Mr. Kenig are each eligible for an annual performance bonus targeted at 2% of the Company’s net income as reflected in its financial statements filed with the Securities and Exchange Commission (the “SEC”).

●	Each Executive is eligible for four (4) weeks of paid vacation per year, participation in the Company’s benefit plans (including medical, dental, vision, disability, life insurance, and 401(k) plans), and reimbursement of reasonable business expenses.

●	In the event of termination without cause or resignation for good reason, each Executive is entitled to severance equal to the greater of $600,000 or two (2) times their then-current base salary, payable within six (6) months of termination, subject to execution of a general release.

●	Upon a change in control followed by termination within three (3) months, all outstanding equity awards vest immediately, and severance becomes payable.

●	Each Employment Agreement includes standard provisions for termination for cause, death, disability, or without good reason, with limited payments in such cases.

Additionally, as a condition to entering into the Employment Agreements, each Executive entered into a Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement and a Mutual Agreement to Arbitrate with the Company.

Additionally, pursuant to the Employment Agreements and under the Plan (subject to shareholder approval thereof), the Company granted nonstatutory stock options (each, an “Option”) to the Executives as follows:

●	Mr. Davis and Mr. Kenig were each granted Options to purchase 2,000,000 shares of Common Stock.

●	Mr. Rittman was granted an Option to purchase 500,000 shares of Common Stock.

Each Option has an exercise price of $7.20 per share (to be determined as the fair market value on the grant date) and vests in twelve (12) equal quarterly installments over four (4) years, commencing on the date of shareholder approval of the Plan (the “Approval Date”). The Options are exercisable for five (5) years from the grant date and allow for cashless exercise. The grants are contingent upon shareholder approval of the Plan; if not approved, the Options will be null and void.

Copies of the Employment Agreements for Mr. Davis, Mr. Kenig, and Mr. Rittman are filed as Exhibits 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the form of the Option agreement for Mr. Davis, Mr. Kenig, and Mr. Rittman is filed as Exhibit 10.5 to this Current Report on Form 8-K and are incorporated herein by reference. Copies of the form of Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement and the form of Mutual Agreement to Arbitrate are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Employment Agreements, Options, Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreements, and Mutual Agreements to Arbitrate are qualified in their entirety by reference to the full text of such agreements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2025 Omnibus Equity Incentive Plan

10.2	Employment Agreement, dated August 6, 2025, by and between the Company and Douglas Davis

10.3	Employment Agreement, dated August 6, 2025, by and between the Company and Noam Kenig

10.4	Employment Agreement, dated August 6, 2025, by and between the Company and Danny Rittman

10.5	Form of Nonstatutory Stock Option Agreement, dated August 6, 2025

10.6	Form of Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement

10.7	Form of Mutual Agreement to Arbitrate

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2025

VisionWave Holdings, Inc.

By:	/s/ Noam Kenig
Name:	Noam Kenig
Title:	Chief Executive Officer